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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 30, 2001
                                                 -------------------------------

                             ECOSCIENCE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   0-19746                 04-2912632
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 (State or other jurisdiction       (Commission File          (IRS Employer
         of Incorporation                Number)           Identification No.)

 17 Christopher Way, Eatontown, New Jersey                      07724
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (732) 432-8200
                                                   -----------------------------

Item 3.  Bankruptcy or Receivership.

         On March 30, 2001, Registrant announced it had reached agreement with its senior and subordinated lenders concerning the terms of a comprehensive financial restructuring of Registrant's debt. Also on March 30, 2001, Registrant and affiliates filed a voluntary petition for relief under the reorganization provisions of Chapter 11 of the United States Bankruptcy Code to implement the restructuring. The petition was filed with the U.S. Bankruptcy Court, Western District of Texas, San Antonio division, under lead case number 01-51523K. On the same date Registrant and affiliates filed a plan of reorganization and related disclosure statement with the Bankruptcy Court. Under the plan of reorganization, all of the currently issued and outstanding shares of common stock of Registrant will be eliminated without consideration.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.             Description of Exhibit
         -----------             ----------------------

               2                 Plan of Reorganization (without exhibits)
              99                 Press release dated March 30, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ECOSCIENCE CORPORATION

Dated:   March 30, 2001            By:
                                       ------------------------------------
                                       Michael A. DeGiglio
                                       President and Chief Executive Officer








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                                  EXHIBIT INDEX

         Exhibit No.             Description of Exhibit
         -----------             ----------------------

               2                 Plan of Reorganization (without exhibits)
              99                 Press release dated March 30, 2001